EXHIBIT 10.1(i)
                                                                 ---------------

                                SEVENTH AMENDMENT
                               TO REVOLVING CREDIT
                           AND PARTICIPATION AGREEMENT

          This SEVENTH AMENDMENT TO REVOLVING CREDIT AND PARTICIPATION AGREEMENT (this "Amendment") is dated as of March 22, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Administrative Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

          WHEREAS, Borrowers and the undersigned Lenders desire to (i) amend certain provisions of the Credit Agreement to (a) permit the sales of certain interests in Thailand and (b) permit Company to guarantee the indemnification obligations of its Subsidiaries under the relevant sale agreements, and (ii) make certain other amendments to the Credit Agreement as set forth below, in each case subject to the terms and conditions set forth below;

          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

          1.1 Provisions Relating to Defined Terms.

          Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Seventh Amendment" means that certain Seventh Amendment to this Agreement dated as of March 22, 2002.

          "Seventh Amendment Effective Date" has the meaning assigned to that term in the Seventh Amendment.

          "Thai Buyers" means, collectively, Rojana Industrial Park Public Company Limited, Sumikin Bussan Corporation, Saha Pathana Inter-Holding Public Company Limited, S&J International Enterprises Public Company Limited, I.C.C. International Public Company Limited and Saha Pathanapibul Public Company Limited.

          "Thai Companies" means, collectively, (i) Operational Energy Group Limited, a company incorporated under the laws of Thailand that is in the business of operating and maintaining electric power and thermal energy production facilities, (ii) Rojana Power Co. Ltd., a company incorporated under the laws of Thailand that owns a natural gas fueled cogeneration power plant in Ayudthaya, Thailand, and (iii) Sahacogen (Chonburi) Co., Ltd., a company incorporated under the laws of Thailand that owns a natural gas fueled cogeneration power plant in Sriracha, Thailand.

          "Thai Sale Agreements" means, collectively, (i) the agreements for the sale of the equity interests of Company and its Subsidiaries in the Thai Companies to the Thai Buyers and (ii) all principal documents executed by Company, any of its Subsidiaries or any of the Thai Buyers in connection with such agreements, in each case in the form delivered to Agents and Lenders prior to the Seventh Amendment Effective Date, with such modifications thereto prior to execution and delivery thereof as may be reasonably satisfactory to Agents (it being understood that such agreements and documents may not be modified in a manner that would reasonably be expected to result in a breach of this Agreement or that is material and would reasonably be expected to be adverse to the interests of Borrowers or the Lenders, without the prior written consent of the Requisite Lenders, except that modifications to defer receipt of a portion of the purchase price shall require only the consent of Agents), and as such agreements and documents may be amended, supplemented or otherwise modified after the execution thereof to the extent permitted under this Agreement.

          1.2 Provision Relating to Contingent Obligations.

          Subsection 7.4 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (ix), (ii) deleting the "." at the end of clause (x) and substituting "; and" therefor, and (iii) inserting the following new clause (xi) immediately after clause (x):

          "(xi) On and after consummation of the Asset Sale permitted under subsection 7.7(xv), Covanta Energy Group, Inc. may become and remain liable with respect to Contingent Obligations consisting of guaranties (under the Thai Sale Agreements) of the indemnification obligations of its Subsidiaries to the Thai Buyers."

          1.3 Provision Relating to Fundamental Changes.

          Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xiii), (ii) deleting the "." at the end of clause (xiv) and substituting "; and" therefor, and (iii) inserting the following new clause (xv) immediately after clause (xiv):

          "(xv) On or after the Seventh Amendment Effective Date, Subsidiaries of Company may sell their respective equity interests in the Thai Companies pursuant to and in accordance with the terms of the Thai Sale Agreements; provided that the aggregate Net Asset Sale Proceeds from such sales shall not be less than $33,000,000 and shall, within one Business Day after receipt thereof (whether received on the date of consummation of such sale or deferred), be deposited in the Cash Collateral Account (it being understood that prior to receipt of any such proceeds Company shall have provided evidence reasonably satisfactory to Agents that Company and its Subsidiaries have made arrangements to effect such deposit on a timely basis), except that not more than $2,000,000 of such Net Asset Sale Proceeds may be deposited in other Collateral Accounts."

          SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

          2.1 Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Borrower.

          2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Certificate or Articles of Incorporation or Certificate of Formation or Bylaws or Operating Agreement of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

          2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement, other than the Designated Payment Defaults (as defined in subsection 10.27 of the Credit Agreement).

          SECTION 3. CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the date on which Agents shall have received (i) substantially final drafts of the Thai Sale Agreements, which shall not contain any provision or contemplate any transaction prohibited by the Amended Agreement and shall otherwise be in form and substance reasonably satisfactory to Agents, and (ii) such other documents and information regarding the Asset Sales contemplated under the Thai Sale Agreements as Agents or Lenders shall have reasonably requested (such date being referred to herein as the "Seventh Amendment Effective Date").

          SECTION 4. ACKNOWLEDGEMENT AND CONSENT

          Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

          SECTION 5. MISCELLANEOUS

          5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          A. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          D. Company agrees that any failure to comply with the covenants in this Amendment shall be an Event of Default under the Credit Agreement.

          5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders, and (ii) receipt by each Borrower, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof. Section 1 of this Amendment shall become effective only in the manner set forth in Section 3 of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:

                                COVANTA ENERGY CORPORATION
                                By:/s/ Jeffrey R. Horowitz
                                   -------------------------------------
                                     Name:  Jeffrey R. Horowitz
                                     Title: Authorized Officer

                                Each of the entities named on Schedule A annexed hereto, as Borrowers

                                By:/s/ Jeffrey R. Horowitz
                                   -------------------------------------
                                     Name:  Jeffrey R. Horowitz
                                     Title: Authorized Officer

                                Each of the entities named on Schedule B annexed hereto, as Subsidiary Guarantors

                                By:/s/ William J. Metzger
                                   -------------------------------------
                                     Name:  William J. Metzger
                                     Title: Authorized Officer



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                  AGENTS AND LENDERS:



                                BANK OF AMERICA, N.A.,
                                as Administrative Agent, Co-Arranger, Co-Book Runner and as a Lender

                                By:/s/ Michael R. Heredia
                                   -------------------------------------
                                     Name:  Michael R. Heredia
                                     Title: Managing Director


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                                DEUTSCHE BANK AG, NEW YORK BRANCH
                                As Documentation Agent, Co-Arranger, Co-Book
                                Runner and as a Lender

                                By:/s/ Keith C. Braun
                                   -------------------------------------
                                     Name:  Keith C. Braun
                                     Title: Vice President

                                By:/s/ Clark G. Peterson
                                   -------------------------------------
                                     Name:  Clark G. Peterson
                                     Title: Vice President

                                BANC OF AMERICA SECURITIES LLC, as agent for
                                BANK OF AMERICA, N.A.
                                as a Lender

                                By:/s/ Gregory Ford
                                   -------------------------------------
                                     Name:  Gregory Ford
                                     Title: Managing Director

                                By:/s/
                                   -------------------------------------
                                     Name:
                                     Title:


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                                BAYERISCHE HYPO-UND VEREINSBANK AG,
                                as a Lender

                                By:/s/ Michael Novellino
                                   -------------------------------------
                                     Name:  Michael Novellino
                                     Title: Associate Director

                                By:/s/ John W. Sweeney
                                   -------------------------------------
                                     Name:  John W. Sweeney
                                     Title: Director

                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                as a Lender

                                By:/s/ Brian T. McDonough
                                   -------------------------------------
                                     Name:     Brian T. McDonough
                                     Title:    Vice-President

                                By:/s/
                                   -------------------------------------
                                     Name:
                                     Title:


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                                CLARICA LIFE INSURANCE COMPANY,
                                as a Lender

                                By:/s/ Sara M. Alvarado
                                   -------------------------------------
                                     Name:  Sara M. Alvarado
                                     Title: Director, Structured Finance

                                COMMERZBANK AG, NEW YORK AND GRAND
                                CAYMAN BRANCHES
                                as a Lender

                                By:/s/ Robert J. Donohue
                                   -------------------------------------
                                     Name:  Robert J. Donohue
                                     Title: Senior Vice President

                                By:/s/ Peter Doyle
                                   -------------------------------------
                                     Name:  Peter Doyle
                                     Title: Vice President

                                HSBC BANK CANADA,
                                as a Lender

                                By:/s/ J. S. Brydon
                                   -------------------------------------
                                     Name:  J. S. Brydon
                                     Title: Senior Manager

                                By:/s/ B. W. Pittit
                                   -------------------------------------
                                     Name:  B. W. Pittit
                                     Title: Assistant Vice President

                                HSBC BANK USA,
                                as a Lender
                                By:/s/ Carol A. Kraus
                                   -------------------------------------
                                     Name:     Carol A. Kraus
                                     Title:    Vice President

                                THE BANK OF NEW YORK,
                                as a Lender

                                By:/s/ Peter W. Helt
                                   -------------------------------------
                                     Name: Peter W. Helt
                                     Title: Vice President

                                THE BANK OF NOVA SCOTIA,
                                as a Lender
                                By:/s/ Joseph J. Farricielli, Jr.
                                   -------------------------------------
                                     Name:  Joseph J. Farricielli, Jr.
                                     Title: Director

                                THE SUMITOMO TRUST & BANKING CO., LTD.
                                NY BRANCH,
                                as a Lender
                                By:/s/ Elizabeth A. Quirk
                                   -------------------------------------
                                     Name:  Elizabeth A. Quirk
                                     Title: Vice President

                                U.S. BANK NATIONAL ASSOCIATION
                                (formerly known as Firstar Bank, N.A.),
                                as a Lender
                                By:/s/ Alan R. Milster
                                   -------------------------------------
                                     Name:     Alan R. Milster
                                     Title:    Vice President

                                WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                as a Lender
                                By:/s/ Alan S. Bookspan
                                   -------------------------------------
                                     Name:  Alan S. Bookspan
                                     Title: Director

                                By:/s/ Walter T. Duffy, III
                                   ------------------------
                                     Name:  Walter T. Duffy, III
                                     Title: Associate Director